Exhibit 10.16
April 15, 2010
Molycorp, Inc.
5619 Denver Tech Center Parkway, Suite 1000
Greenwood Village, CO 80111
Ladies and Gentlemen:
This letter confirms that Resource Capital Fund IV, L.P., Resource Capital Fund V, L.P., PP IV Mountain Pass II, LLC, PP IV MP AIV 1, LLC, PP IV MP AIV 2, LLC, PP IV MP AIV 3, LLC, TNA Moly Group LLC, MP Rare Company LLC and KMSmith LLC (the Owners) collectively have the ability and intent to provide financial support to Molycorp, Inc. and its subsidiaries (the Company) sufficient for it to satisfy its obligations as they come due through December 31, 2010, in an amount up to $20,000,000. Individual investor allocations, based on current ownership interests, are presented in the following table:

				Financial
		Shares	Percent	Support ($)
Resource Capital Fund IV, L.P.	(1)	529,283.05	41.968%	8,393,662
Resource Capital Fund V, L.P.	(1)	117,821.65	9.342%	1,868,481
PP IV Mountain Pass II, LLC	(1)	211,046.84	16.734%	3,346,897
PP IV MP AIV 1, LLC	(1)	102,227.25	8.106%	1,621,176
PP IV MP AIV 2, LLC	(1)	37,339.81	2.961%	592,155
PP IV MP AIV 3, LLC	(1)	37,339.81	2.961%	592,155
TNA Moly Group LLC	(1)	193,785.59	15.366%	3,073,159
MP Rare Company LLC		24,828.06	1.969%	393,737
KMSMITH LLC		7,477.19	0.593%	118,577

Totals		1,261,149.25	100.000%	20,000,000

(1)	Owner’s most recent financial statements accompany this letter for your information.

Nothing herein shall be deemed to modify any Owner’s rights or obligations with respect to the Company. This letter is intended to be solely for the benefit of the Company and nothing in this letter, express or implied, shall give any person any benefit or legal or equitable right, remedy or claim under, or arising out of, this letter.
Very truly yours,
Resource Capital Fund IV, L.P.
By: /s/ Ross R. Bhappu
Name: Ross R. Bhappu
Title: Partner
Resource Capital Fund V, L.P.
By: /s/ Ross Bhappu
Name: Ross Bhappu
Title: Partner
PP IV Mountain Pass II, LLC
By: /s/ Alec Machiels
Name: Alec Machiels
Title: Authorized Person
PP IV MP AIV 1, LLC
By: /s/ Alec Macheils
Name: Alec Macheils
Title: Authorized Person
PP IV MP AIV 2, LLC
By: /s/ Alec Macheils
Name: Alec Machiels
Title: Authorized Person

PP IV MP AIV 3, LLC
By: /s/ Alec Machiels
Name: Alec Machiels
Title: Authorized Person
TNA Moly Group, LLC
By: /s/ Mark S. Kristoff
Name: Mark S. Kristoff
Title: Manager
MP Rare Company LLC
By: /s/ Mark Kristoff
Name: Mark Kristoff
Title: Manager
KMSmith LLC
By: /s/ Mark A. Smith
Name: Mark A. Smith
Title: Managing Director